UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 28, 2007
PERFORMANCE FOOD GROUP COMPANY
(Exact Name of Registrant as Specified in Charter)

Tennessee	0-22192	54-0402940

(State or Other Jurisdiction	(Commission	(I.R.S. Employer Identification
of Incorporation)	File Number)	No.)

12500 West Creek Parkway, Richmond, Virginia	23238

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (804) 484-7700
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Rule changes promulgated by the NASDAQ Stock Market require NASDAQ-listed companies, like Performance Food Group Company (the “Company”), to be eligible for a direct registration program or system (“DRP”) by January 1, 2008. DRP refers to a system by which shares may be held in book-entry form without a certificate. At a meeting held on November 27, 2007, the Board of Directors of the Company adopted amendments to the Company’s By-Laws to clarify that the Company is permitted to issue certificated and uncertificated shares, thereby ensuring that the Company’s securities are DRP-eligible.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

3.1	Restated Bylaws of Performance Food Group Company, as amended (Restated for SEC electronic filing purposes only)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE FOOD GROUP COMPANY

By:	/s/ John D. Austin

Name:	John D. Austin
Title:	Senior Vice President and
Chief Financial Officer
Date: December 3, 2007

EXHIBIT INDEX

Exhibit
No.	Description

3.1	Restated Bylaws of Performance Food Group Company, as amended (Restated for SEC electronic filing purposes only)